EXHIBIT 99.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                INFINITY, INC.
                      PURSUANT TO 18 U.S.C. SECTION 1350


     I hereby certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Infinity, Inc. for the period ending March 31, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Infinity, Inc.





/s/ Stanton E. Ross
Stanton E. Ross
Chief Executive Officer
May 15, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Infinity, Inc. and will be retained by Infinity, Inc. and furnished to the Securities and Exchange Commission upon request.